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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                                  May 29, 2001

                Date of Report (date of earliest event reported)

                                 SEQUENOM, INC.
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              (Exact name of Registrant as specified in charter)

   Delaware                  000-29101                       77-0365889
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  (State or other      (Commission File Number)             (I.R.S. Employer
  jurisdiction of                                          Identification No.)
  incorporation)

                            3595 John Hopkins Court
                          San Diego, California 92121
                    (Address of principal executive offices)

      Registrant's telephone number, including area code:  (858) 202-9000


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         (Former name or former address, if changed since last report)


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Item 5.   Other Events
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     On May 29, 2001, Sequenom, Inc., a Delaware corporation ("Sequenom"), and
Gemini Genomics PLC, a company registered under the Companies Act of 1985 of Great Britain, as amended ("Gemini"), entered into a Transaction Agreement dated as of May 29, 2001, pursuant to which the parties agreed to merge their businesses in a stock-for-stock exchange (the "Transaction").

     Attached and incorporated herein by reference in its entirety as Exhibit
99.1 is a copy of the joint press release of Sequenom and Gemini announcing the Transaction.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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         (c)  Exhibits

              99.1  Joint Press Release dated May 29, 2001.

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          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 29, 2001           Sequenom, Inc.

                              /s/ Stephen L. Zaniboni
                              -------------------------------------------------
                              Stephen L. Zaniboni
                              Senior Vice President, Chief Financial Officer and Secretary
                              (Principal Accounting Officer and Officer duly authorized to sign this report on behalf of the registrant.)



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                                 Exhibit Index


Exhibit Number                  Exhibit Title
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  99.1               Joint Press Release dated May 29, 2001, announcing the
                     execution of the Transaction Agreement.